UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 14, 2007

FIRST ALBANY COMPANIES, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
677 Broadway
Albany, New York
(Address of Principal Executive Offices)
12207
(Zip Code)
518.447.8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
On September 14, 2007, pursuant to the terms of the Asset Purchase Agreement, dated as of March 6, 2007 (the “Agreement”), by and among First Albany Companies Inc. (the “Company”), First Albany Capital Inc., a wholly-owned subsidiary of the Company (“First Albany Capital”), and DEPFA BANK plc (“DEPFA”), the Company completed the sale of its Municipal Capital Markets business to DEPFA’s wholly owned U.S. broker dealer subsidiary now operating as DEPFA First Albany Securities LLC.
Under the terms of the Agreement, DEPFA purchased First Albany Capital’s Municipal Capital Markets Group (the “Municipal Capital Markets Group”) and certain assets of the Company and First Albany Capital related thereto as described in the Agreement for a purchase price of $12,000,000 in cash, subject to certain upward and downward adjustments. Further, pursuant to the Agreement, DEPFA purchased First Albany Capital’s municipal bond inventory used in the business of the Municipal Capital Markets Group. The purchase price for the municipal bond inventory was based on First Albany Capital’s estimate of the fair market value of each bond in inventory at the close of business on the business day prior to the closing subject to certain adjustments (the “Municipal Bond Purchase Price”). The Municipal Bond Purchase Price on the day of closing was approximately $48,000,000. Pursuant to the Agreement, 5% of the Municipal Bond Purchase Price was deposited into escrow at the closing to be held by a third party escrow agent to secure the purchase price adjustment with respect to the municipal bond inventory.
In connection with the transaction, DEPFA assumed certain contractual obligations of the Company and First Albany Capital and acquired the right to use the name “First Albany” and any derivative thereof except for certain exceptions.
The Agreement also contains customary representations, warranties, covenants, and indemnity terms. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.29 to the Company’s Form 10-Q for the quarter ended march 31, 2007 and incorporated herein by reference

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro Forma Financial Information

Exhibit No.

99.1	Pro Forma Financial Information
1.	Introduction to Pro Forma Financial Information (unaudited)

2.	Pro Forma Consolidated Statement of Operations (unaudited) for the six months ended June 30, 2007.

3.	Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2006.

4.	Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2005.

5.	Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2004.

6.	Pro Forma Consolidated Statement of Financial Condition (unaudited) as of June 30, 2007.

7.	Notes to Pro Forma Financial Information (unaudited).
(d) Exhibits
10.1  Asset Purchase Agreement dated as of March 6, 2007 among DEPFA Bank PLC., First Albany Capital Inc., and First Albany Companies Inc. (incorporated by reference to Exhibit 10.29 to the Company’s Form 10-Q for quarter ended March 31, 2007)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES, INC.
By:	/s/ Brian Coad
Brian Coad
Chief Financial Officer

Dated: September 20, 2007